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                        1997 INCENTIVE STOCK OPTION PLAN

         1. THE PLAN. The purpose of this Plan is to promote the interest of Affiliated Networks, Inc. (the "Corporation") and its shareholders by permitting the Corporation to award to selected groups of employees of the Corporation rights or options to purchase shares of the common stock of the Corporation, the award to be based upon relative profit contribution achieved during the fiscal year preceding each such award. The Plan will serve as a direct incentive to each member of the participating groups to increase the profitability of his or her employer.

         2. STOCK. The total number of shares of common stock subject to option under the Plan shall be Four Hundred Thousand (400,000) at One Cent ($.01) par value, which shares may be either authorized but unissued or reacquired shares of common stock of the Corporation. If any option or portion thereof shall expire or terminate for any reasons without having been exercised in full, the unpurchased shares covered thereby shall be added to the shares otherwise available for option.

         3. ADMINISTRATION. The Board of Directors of the Corporation shall appoint a committee of not less than three (3) of its members (hereinafter called the "Committee") to administer the Plan. The Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan:

                  (a) To determine and specify the classes or groups of the employees of the Corporation who will be entitled to participate, the minimum profit performance qualifying individual members of such groups to receive options, and the formula by which the number of shares for which each option shall be granted shall be determined. The formula for determining the number of shares optioned to the respective members of each group or class shall take into account profit performance of the Corporation for the year prior to the grant in the case of both operating personnel and management and staff personnel.

                  (b) To determine the time or times, not more than once each calendar year, as to any group or class, at which options shall be granted under the Plan.

                  (c) The initial offering price shall be the greater of One and No/100 Dollar ($1.00) per share or the fair market value per share of the Corporation's common stock on the date of granting the option or the book value per share of the Corporation's common stock on the date of granting the option. In the event an optionee under this Plan owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or, if applicable, of its parent or subsidiary corporation at the time an option is granted, the purchase price shall be the greater of One Dollar Ten Cents ($1.10} per share or one hundred ten (110%) percent of the fair market value per share of the Corporation's common stock on the date of granting the option or one hundred ten (110%) percent of the book value per share of the Corporation's common stock on the date of the granting of the option.


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                  (d) To interpret the Plan and prescribe, amend and rescind rules and regulations relating to the Plan.

                  (e) To determine the terms and conditions of the respective options granted.

                  (f) To make all other determinations deemed necessary or advisable for the administration of the Plan.

         4. EXPIRATION AND TERMINATION OF OPTIONS.

                  (a) Each option shall expire on the fifth (5th) anniversary of the date of grant, and shall terminate earlier:

                           (i) immediately on notice of termination of
                  employment of the Optionee with the Corporation, if the termination is for cause;

                           (ii) thirty (30) days after termination of
                  employment of the Optionee with the Corporation if the termination is involuntary on the part of the Optionee and is not for cause or if it is a result of retirement under the Retirement Plan of the Corporation; or

                           (iii) the end of the period specified in Paragraph
                  5.(c) for the exercise of an option in the event of death of the Optionee during employment by the Corporation or his or her death within thirty (30) days of a termination of employment covered by (ii) preceding.

                  (b) For purposes of Paragraph 4.(a), it shall not be considered a termination of employment when an Optionee leaves the employ of one of the Corporation's subsidiaries for immediate re-employment with the Corporation or another of Corporation's subsidiaries or leaves the employ of the Corporation for immediate reemployment with one of its subsidiaries; or when an Optionee is placed by the Corporation or one of its subsidiaries on military or sick leave or such other type of leave of absence which is considered for the purposes of this provision as continuing intact the employment relationship of the Optionee.

         5. EXERCISE OF OPTIONS.

                  (a) Each option, prior to its expiration as specified in Paragraph 4., shall become exercisable in installments as follows:

                           (i) twenty (20%) percent of the shares subject to
                  the option from and after the date of grant;

                           (ii) an additional twenty (20%) percent of the
                  shares subject to the option after the first (1st) anniversary of the date of grant;




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                           (iii) an additional twenty (20%) percent of the
                  shares subject to the option after the second (2nd) anniversary of the date of grant;

                           (iv) an additional twenty (20%) percent of the
                  shares subject to the option after the third (3rd) anniversary of the date of grant; and

                           (v) the remaining twenty (20%) percent of the shares
                  subject to the option after the fourth (4th) anniversary of the date of grant.

Installments not exercised shall accumulate and be exercisable at any time on or before the expiration or termination of the option. The Committee may, in its discretion, grant to a particular group or class options which by their terms are not subject to the installment provisions hereof but which are exercisable in their entirety from the date of grant.

                  (b) An option may be exercised with respect to a part or all of the shares covered by the option as to which exercise is permitted under Paragraph 5.(a) and the purchase of such shares shall be effected by payment of the option price for such shares.

                  (c) An option may be exercised, during the Optionee's lifetime, only by the Optionee, and shall not be transferable other than by will or the laws of descent and distribution. In the event of the Optionee's death during his or her employment or within thirty
         (30) days after a termination of employment covered under Paragraph 4.(a)(ii), the option shall be exercisable by the executor or administrator of his or her estate or a distributee within twelve (12) months after the date of death of the Optionee, or nine (9) months after the date of qualification of the executor or administrator, whichever period is longer, to the full extent theretofore not exercised and, in the case of death during employment only, regardless of the installment provisions provided in Paragraph 5.(a) hereof.

         6. OPTION ADJUSTMENTS.

                  (a) In the event the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of the common stock outstanding, without receipt of payment or consideration therefor in money, services or property, the number of shares of common stock then optioned and the price per share applicable thereto and the number of shares which are available for grant thereafter shall be proportionately adjusted; provided that in any such adjustment, fractional shares will be deleted with respect to any option.

                  (b) In the event of a merger or consolidation in which the Corporation shall be the surviving corporation, or upon the sale of all or substantially alt of the assets of the Corporation to one other corporation, upon any exercise thereafter of an option hereunder, an optionee shall, at no additional cost, be entitled to receive in lieu of the number of shares of common stock as to which such option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of




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         assets if, immediately prior to such merger, consolidation or sale of assets, the Optionee had been the holder of record of a number of shares of common stock of the Corporation equal to the number of shares as to which such option shall be so exercised. Upon the dissolution or liquidation of the Corporation, or upon any merger or consolidation where the Corporation is not the surviving corporation, all options granted shall terminate and become of no further effect unless the corporation receiving assets on dissolution or liquidation or the surviving corporation in the case of a merger or consolidation assumes the obligations of options previously granted under this Plan; provided, however, the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or consolidation, to exercise any option granted hereunder to the full extent theretofore not exercised and regardless of the installment provisions provided in Paragraph 5.(a) hereof.

                  (c) The issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the shares of common stock subject to option under this Plan.

         7. AMENDMENT OF PLAN. The Board of Directors, without further approval of the shareholders, may, at any time and from time-to-time, suspend or terminate this Plan, in whole or in part, or amend it from time-to-time, in such respect as the Board may deem advisable, provided that no such amendment shall, without shareholder approval, increase the aggregate number of shares for which options may be granted under the Plan. No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights under any option theretofore granted to him or her hereunder.

         8. GOVERNMENTAL AND OTHER REGULATIONS. The obligations of the Corporation to issue or transfer and deliver shares under options granted under the Plan shall be subject to:

                  (a) compliance with all applicable laws, governmental rules and regulations and administrative action;

                  (b) until such time as an effective Registration Statement is in effect, all shares issued will be restricted shares and shall contain an appropriate restrictive legend.

         9. CONSTRUCTION. The grant of an option hereunder shall not be construed as giving any Optionee the right to be retained in the employ of the Corporation, and the Corporation expressly reserves the right at any time to dismiss an Optionee with or without cause, free from any claim or liability under the Plan, except as expressly provided herein or in the instrument evidencing a grant hereunder.

         10. This Plan shall terminate on the earlier of December 1, 2006 or ten (10) years from the date this Plan is approved by the Corporation's stockholders.



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              AMENDMENT NO. 1 TO 1997 INCENTIVE STOCK OPTION PLAN
                          OF AFFILIATED NETWORKS. INC.

                  Paragraph 2 of the Plan is hereby amended to increase the total number of shares of common stock subject to option under the Plan from Four Hundred Thousand (400,000) to Six Hundred and Sixty Thousand (660,000) at One Cent ($ 01 ) par value, which shares may be either authorized but unissued or reacquired shares of common stock of Affiliated Networks, Inc.

                  All other terms of the Plan remain unchanged.